                                                                   Exhibit 10.22

                                              October 1, 1998


Corey Horowitz, President
CMH Capital Management Corp.
885 Third Avenue, Suite 2900
New York, New York 10016


Dear Corey:

     This letter agreement shall confirm that CMH Capital Management Corp. ("CMH") will provide financial advisory services to Network-1 Security Solutions, Inc. ("Network-1"), from the date hereof through December 31, 1998, which services shall include, but not be limited to, advice related to strategic business relationships, structuring financings, attendance at meetings with potential strategic partners and general advice related to Network-1 and its products. In consideration of such services to be provided by CMH, Network-1 shall issue to CMH 10,000 shares of its common stock.

         If the foregoing correctly sets forth our agreement, please sign below indicating your acceptance.


                                         Very truly yours,

                                         Network-1 Security Solutions, Inc.


                                         By: /s/ Avi A. Fogel
                                           ------------------------------------
                                           Avi A. Fogel, President and Chief
                                             Executive Officer

Agreed and Accepted:

CMH Capital Management Corp.


By: /s/ Corey M. Horowitz
    ----------------------------------
    Corey M. Horowitz, President